UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2023

GEN Restaurant Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41727	87-3424935
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11480 South Street Suite 205

Cerritos, CA 90703

(Address of Principal Executive Offices)

(562) 356-9929

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.001 per share	GENK	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

On June 30, 2023, in connection with the closing of the initial public offering (the “IPO”) of GEN Restaurant Group, Inc. (the “Company,” “we” or “our”) of its Class A common stock, par value $0.001 per share (the “Class A Stock”), described in the Company’s Registration Statement on Form S-1 (File No. 333-272253), as amended (the “Registration Statement”), the Company entered into the Registration Rights Agreement, by and among the Company and certain stockholders of the Company party thereto (the “Registration Rights Agreement”), substantially in the form previously filed as Exhibit 10.3 to the Registration Statement.

Pursuant to the terms of the Registration Rights Agreement, certain holders of our Class B common stock, par value $0.001 (the “Class B Stock”) party to the Registration Rights Agreement (the “Holders”) are entitled to demand and piggyback registration rights related to the shares of Class A Stock issuable upon exchange of the corresponding Class B units of GEN Restaurant Companies, LLC (the “Class B Units”), of which the Company is managing member.

Demand Registration. Following the first anniversary of the closing date of the IPO, under the Registration Rights Agreement, certain Holders are able to require the Company to file a registration statement (a “Demand Registration”) under the Securities Act of 1933, as amended, and we are required to notify all Holders in the event of such a request (a “Demand Registration Request”). All eligible Holders will be entitled to participate in any Demand Registration upon proper notice to us and we are required to use our commercially reasonable efforts to effect such registration in accordance with the terms of the Demand Registration Request, subject to certain rights we have to delay or postpone such registration as set forth in the Registration Rights Agreement.

Piggyback Registration. Under the Registration Rights Agreement, if at any time we propose or are required to register any of our equity securities under the Securities Act (other than a Demand Registration, pursuant to an employee benefit plan, or other limited circumstances) (a “Piggyback Registration”), we will be required to notify each eligible Holder of its right to participate in such registration. We will use commercially reasonable efforts to cause all eligible securities requested to be included in the registration to be so included. We have the right to withdraw or postpone a registration statement in which the Holders have elected to exercise piggyback registration rights, and Holders are entitled to withdraw their registration requests prior to the registration.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the complete terms and conditions of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Tax Receivable Agreement

On June 30, 2023, in connection with the closing of the IPO and the reorganization described in the Registration Statement, the Company entered into the Tax Receivable Agreement (the “TRA”), substantially in the form previously filed as Exhibit 10.2 to the Registration Statement, for the benefit of the members of GEN Restaurant Companies, LLC (“GEN LLC”) or their permitted assignees, pursuant to which the Company will pay 85% of the amount of the net cash tax savings, if any, that the Company realizes (or, under certain circumstances, is deemed to realize) as a result of (i) increases in tax basis (and utilization of certain other tax benefits) resulting from the Company’s acquisition of a member’s limited liability company units of GEN LLC in future exchanges and (ii) any payments the Company makes under the TRA (including tax benefits related to imputed interest). Generally, payments under the TRA will be made to certain members of GEN LLC (not including the Company as managing member of GEN LLC) pursuant to the terms of the TRA. Such payments will reduce the amount of cash resulting from the tax savings previously described, that would have otherwise been available to GEN LLC for other uses, including reinvestment or dividends to Company stockholders.

The term of the TRA will continue until all tax benefits that are subject to the TRA have been utilized or have expired, unless the Company exercises its right to terminate the TRA (or the TRA is terminated due to a change in control or our breach of a material obligation thereunder), in which case, the Company will be required to make the termination payment specified in the TRA.

The foregoing description of the TRA is qualified in its entirety by reference to the complete terms and conditions of the TRA, which is attached hereto as Exhibit 10.2, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the IPO, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), substantially in the form previously filed as Exhibit 3.1 to the Registration Statement, and amended and restated its Bylaws (the “Amended and Restated Bylaws”), substantially in the form previously filed as Exhibit 3.2 to the Registration Statement. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 27, 2023 and became effective upon filing, and the Amended and Restated Bylaws became effective immediately prior to the closing of the IPO on June 30, 2023. A description of the material terms of each can be found in the section of the Registration Statement entitled “Description of Capital Stock,” which is incorporated herein by reference.

The foregoing descriptions are qualified in their entirety by reference to the complete terms and conditions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of GEN Restaurant Group, Inc.

3.2	Amended and Restated Bylaws of GEN Restaurant Group, Inc.

10.1	Registration Rights Agreement, by and among GEN Restaurant Group, Inc. and the stockholders party thereto, dated as of June 30, 2023.

10.2	Tax Receivable Agreement, by and among GEN Restaurant Group, Inc., GEN Restaurant Companies, LLC, the TRA Holders party thereto, and David Kim, as TRA Representative, dated as of June 30, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2023	GEN Restaurant Group, Inc.

	By:	/s/ Thomas Croal
Thomas Croal
Chief Financial Officer